SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date                                            of Report (Date of earliest
                                                     event  reported)  August 8,
                                                     1996 (August 6, 1996)


                         MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-6457            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.




















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                             PAGE 2


Item 5. Other Events.

         The registrant has agreed to issue on August 9, 1996 $300,000,000 aggregate principal amount of 6.95% Senior Notes due August 15, 2006 (the "6.95% Senior Notes") in an underwritten offering under a Registration Statement on Form S-3 filed by the registrant with the Securities and Exchange Commission on December 30, 1994 (File No. 33- 57155). The 6.95% Senior Notes are not redeemable by the registrant prior to maturity.



Item 7.  Financial Statements and Exhibits.

     Exhibit No.                               Description
     -----------                 -------------------------------------

           1 Form of Underwriting Agreement Basic Provisions and attached Terms Agreement.

           4 (a)                 Form of 6.95% Senior Note due August 15, 2006.






                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Jonelle St. John
                                   ------------------------------
                                    Jonelle St. John
                                    Vice President and Treasurer

Date: August 8, 1996

                         EXHIBIT INDEX


     Exhibit No.                                Description
     -----------                 -------------------------------------

           1 Form of Underwriting Agreement Basic Provisions and attached Terms Agreement.

           4 (a)                 Form of 6.95% Senior Note due August 15, 2006.